UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 23, 2015

The J. M. Smucker Company

(Exact Name of Registrant as Specified in Its Charter)

Ohio	001-05111	34-0538550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Strawberry Lane, Orrville, Ohio	44667-0280
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (330) 682-3000

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 23, 2015, The J. M. Smucker Company (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Third Amended and Restated Credit Agreement dated as of September 6, 2013, among the Company and Smucker Foods of Canada Corp., as borrowers, the lenders and guarantors party thereto, and Bank of Montreal, as administrative agent (the “Credit Agreement”).

Among other matters, the Amendment increases the maximum total leverage ratio permitted under the total leverage ratio covenant upon the closing of the Company’s previously announced pending acquisition (the “Pending Acquisition”) of Blue Acquisition Group, Inc., the parent of Big Heart Pet Brands, to (i) 4.75 to 1.00 for all periods ending on or prior to April 29, 2016, (ii) 4.25 to 1.00 for all periods ending between April 30, 2016 and April 29, 2017, (iii) 3.75 to 1.00 for all periods ending between April 30, 2017 and April 29, 2018, and (iv) 3.50 to 1.00 for all periods ending on or after April 30, 2018. The Amendment also modifies various other covenants to permit the Pending Acquisition.

Several of the lenders under the Credit Agreement and their affiliates have various relationships with the Company and its subsidiaries involving the provision of financial services, including investment banking, commercial banking, advisory, cash management, custody and trust services, for which they receive customary fees and may do so in the future.

The Credit Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 10, 2013. A copy of the Amendment to the Credit Agreement is included herein as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 above is incorporated in this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description

10.1	Amendment No. 1 dated as of February 23, 2015, to the Third Amended and Restated Credit Agreement dated as of September 6, 2013, among the Company and Smucker Foods of Canada Corp., as borrowers, the lenders and guarantors party thereto, and Bank of Montreal, as administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE J. M. SMUCKER COMPANY

Date: February 24, 2015	By:	/s/ Mark R. Belgya
	Name:	Mark R. Belgya
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 1 dated as of February 23, 2015, to the Third Amended and Restated Credit Agreement dated as of September 6, 2013, among the Company and Smucker Foods of Canada Corp., as borrowers, the lenders and guarantors party thereto, and Bank of Montreal, as administrative agent.

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